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                                                                      Exhibit 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report, dated August 6, 2001, included in this Form 11-K into Coddle Creek Financial Corp.'s previously filed Registration Statement on Form S-8 (No. 333-25497) covering Mooresville Savings Bank, SSB Employees Savings and Profit Sharing Plan.


/s/ McGladrey & Pullen, LLP

Charlotte, North Carolina
January 4, 2002